Execution Version
THIRD AMENDMENT TO CREDIT
AGREEMENT
THIS

THIRD
AMENDMENT
TO

CREDIT
AGREEMENT (this "Amendment"),
dated as
of October

24, 2023,

is by and among

THE CATO

CORPORATION,

a Delaware
corporation (the "Borrower"),
the Banks

(as defined

below)

party hereto

and WELLS

FARGO
BANK, NATIONAL
ASSOCIATION,

as

agent

on

behalf

of the

Banks

under

the

Credit
Agreement

(as

hereinafter

defined)
(in

such

capacity,

the
"Agent").
Capitalized terms used

herein
and

not

otherwise defined

herein
shall
have the

meanings

ascribed

thereto

in the

Credit
Agreement.
WITNESSETH
WHEREAS,
the Borrower,

certain

Domestic

Subsidiaries

of the Borrower

as may be from
time
to time party thereto,

certain banks

and financial

institutions from

time to time party thereto

(the
"Banks")
and the

Agent are

parties

to that certain

Credit Agreement

dated

as of May

19, 2022 (as
amended

by
that
certain

First Amendment

to Credit

Agreement,

dated as of

June 6, 2022,

that
certain

Second
Amendment
to Credit

Agreement,

dated

as of

August

9, 2023,

and

as further
amended,

modified,

extended,
restated,
replaced,

or supplemented

from time

to time,

the "Credit
Agreement");
WHEREAS,
the Borrower

has requested

that the Required

Banks and

Agent amend
certain
provisions

of the

Credit

Agreement;
and
WHEREAS,
the

Required Banks

and

the

Agent

are

willing

to

make

such

amendments to
the
Credit

Agreement,

in accordance

with and

subject

to the

terms

and conditions

set forth
herein.
NOW, THEREFORE,
in

consideration of the

agreements hereinafter set

forth,

and

for
other
good and valuable

consideration,

the receipt

and adequacy

of which are hereby

acknowledged,
the parties
hereto

agree as
follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1

New

Definitions.

The

following definitions are

hereby

added

to

Section 1.01

of
the
Credit Agreement

in the

appropriate

alphabetical
order.
"Liquidity"
means,

at any

time, the

unrestricted

Cash

and

cash

equivalents
(including
any

short

term

investments made in

accordance

with

the
Borrower's Investment
Policy)

on
the
balance

sheet

of the

Borrower

and

its Domestic

Subsidiaries held

in

the
United

States.

For

the avoidance

of doubt,

unused

Revolving

Credit

Commitments

shall

not

be

included

in

the
calculation

of
Liquidity.
"Liquidity
Event"

means,

at any

time,

Liquidity

being

less

than

2
$100,000,000.
1.2

Amendment to Section

5.01.

Section

5.0l(k)
of

the

Credit

Agreement

is

hereby
renumbered

to "Section

5.01(1)" and a new

Section

5.01(k)

is hereby

added

and shall

read
as follows:
(k) Promptly

upon the

occurrence

of a

Liquidity

Event,

written

notice

to the
Agent.
1.3

Amendment

to Section

5.03.

Section 5.03

of the

Credit Agreement

is hereby
amended
and restated

in its

entirety

to read

as
follows:

SECTION 5.
03 Minimum

EBITDAR Coverage

Ratio.
Commencing
as of the

last day
of the
first Fiscal

Quarter

of Fiscal

Year

2022, and

in each

case continuing

on the last

day of
each Fiscal
Quarter

ending

thereafter,

the Minimum

EBITDAR Coverage

Ratio shall

not be
less than

(a) to
the
extent

Liquidity

at any

time during

such Fiscal

Quarter

was less

than
$100,000,000,
1.15 to

1.0
or
(b) otherwise,

1.05 to 1.0.
To the extent (i) a Liquidity Event
occurs and

(ii) the Minimum
EBITDAR
Coverage

Ratio as

of the

most recently

ended Fiscal
Quarter

for which

Financial

Statements
have
been delivered

was

less than

1.05 to

1.0, the
Borrower

shall be in violation

of this Section

5.03
and
an immediate

Event

of Default

shall
occur pursuant

to Section
6.01(b).
ARTICLE

II

CONDITIONS
TO
EFFECTIVENESS
This

Amendment

shall

become

effective

as

of

the

day

and

year

set

forth

above

(the

"Third
Amendment

Effective

Date")

when the

Agent shall

have received

a copy
ofthis Amendment
duly executed
by each

of the Borrower,

the Required

Banks

and the
Agent.
ARTICLE III
MISCELLANEOUS
3.1

Amended

Terms.

On and

after the

Third

Amendment

Effective

Date,

all
references to
the

Credit Agreement in

each

of

the

Loan

Documents shall

hereafter mean

the
Credit

Agreement
as amended by this
Amendment.

Except

as

specifically

amended

hereby

or
otherwise

agreed,

the
Credit
Agreement

is

hereby

ratified

and

confirmed

and

shall

remain

in
full

force

and

effect

according

to its terms.
3.2

Reaffirmation
of Obligations.

The Borrower

hereby

ratifies

the

Credit
Agreement as
amended by

this

Amendment and

acknowledges and

reaffirms

(a)

that

it

is

bound
by

all

terms

of
the
Credit

Agreement

as so

amended

applicable

to it and (b)

that
it is responsible
for the

observance

and
full
performance

of its
Obligations.
3.3

Loan

Document.

This

Amendment

shall

constitute

a Loan

Document under

the
terms
of the

Credit
Agreement.
3.4

Further Assurances.

The

Borrower agrees to

promptly take such action, upon
the
request

of the

Agent,

as is

necessary

to carry

out the

intent of

this
Amendment.
3.5

Entirety.

This

Amendment

and

the

other

Loan

Documents

embody

the

entire
agreement

among

the

parties

hereto

relating

to the

subject

matter

hereof

and

thereof

and
supersede all
previous documents,

agreements

and understandings,

oral or written,

relating to

the
subject

matter
hereof and thereof.
3.6

Counterparts;
Telecopy.

This

Amendment may

be executed

in

counterparts
(and by
different

parties hereto

in different

counterparts),

each of which

when so executed

and
delivered will
constitute

an original,

but all

of which

when taken

together

will constitute

a single
contract.

Delivery
of
an

executed

counterpart to

this Amendment

by telecopy

or

other electronic
means

shall

be effective
as
an original

and shall

constitute

a representation

that an

original

will
be delivered.

3.7

No

Actions.

Claims.

Etc.

As

of

the

date

hereof,

the

Borrower

hereby

acknowledges
and

confirms

that

it has

no knowledge

of

any actions,

causes

of action,

claims,
demands,

damages
and

liabilities

of whatever

kind

or nature,

in law or

in equity,

against the

Agent,

the Banks,

or the
Agent's

or
the Banks'

respective

officers,

employees,

representatives,

agents, counsel

or directors
arising

from
any
action

by such

Persons,

or failure

of such

Persons

to

act under

the

Credit
Agreement

on

or

prior to
the date hereof.
3.8

NORTH CAROLINA LAW.

THIS
AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND

GOVERNED BY

THE LAW

OF

THE

STATE

OF

NORTH
CAROLINA.
3.9

Successors and

Assigns.

This

Amendment

shall

be

binding

upon

and

inure

to
the
benefit of the

parties

hereto

and their

respective

successors

and
assigns.
3.10

Expenses.

Notwithstanding
the

provisions

of

Section

9.03

of

the

Credit

Agreement,
each

party

hereto

agrees

that

it

shall

be

responsible

for

its

own

expenses

in

connection

with

this
Amendment;

provided

however

the

Borrower

shall

pay

fees

and
disbursements

of

outside

counsel
for
the Agent

in connection

with the

preparation

of this
Amendment

in the

amount
of$5,000.
3.11

Consent

to Jurisdiction;

Service of Process;

Waiver
of Jury Tr
ial.

The
jurisdiction,
service

of

process

and

waiver

of

jury

trial

provisions

set

forth

in Section

9.16

of the
Credit Agreement
are hereby

incorporated

by reference,
mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS

WHEREOF

the

parties

hereto

have caused

this Amendment

to

be duly
executed on
the date first

above
written.
BORROWER:
THE CATO CORPORATION
By:
Charles D. Knight
Executive

Vice

President

and Chief

Financial
Officer

AGENT

AND
BANKS:

WELLS

FARGO

BANK,

NATIONAL
ASSOCIATION,
as Agent,

Issuing

Bank

and as

a
Bank
By:

Name: Brad

D.
Bostick:
Title:

Senior Vice
President